UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

SharpSpring, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

550 SW 2nd Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Lease

On April 18, 2018, SharpSpring, Inc. (“SharpSpring”) entered into a new lease (the “Lease”) with Celebration Pointe Office Partners II, LLC, a Florida limited liability company (the “Landlord”), to lease approximately 25,000 square feet of office space located at 5001 Celebration Pointe Avenue, Gainesville, Florida (the “Premises”) for the Company’s new principal office.

The term of the Lease (the “Term”) is ten (10) years, beginning on the date on which SharpSpring takes possession of and occupies all or any part of the Premises for normal business activities (the “Commencement Date”), and ending on the tenth anniversary of the Commencement Date (the “Expiration Date”). The Term may be extended for an additional 5 years in incremental one-year periods, subject to certain conditions described in the Lease.

Base rent for the first year of the Lease Term is approximately $619,000, with increases in base rent occurring every two years of approximately $1.00 of rent per square foot during the Lease Term. The Landlord has agreed to deliver the space turnkey per SharpSpring’s construction guidelines and specifications with a construction allowance of up to $60.00/square foot. Any build-out costs above $60.00/square foot will be paid by SharpSpring.

Assignment of Prior Lease

In conjunction with the signing of the Lease, SharpSpring has agreed to assign its existing lease for its current primary office located at 550 SW 2nd Ave, Gainesville, Florida (the “Prior Lease”) to the Landlord (the “Assignment”).

The foregoing description of the Lease and the Assignment do not purport to be complete and each are qualified in their entirety by reference to the full text of the Lease and Assignment, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Office Lease Agreement with Celebration Pointe Office Partners II, LLC.
10.2	Assignment of Tenant’s Interest and Assumption of Lease with Celebration Pointe Office Partners II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: April 19, 2018